Exhibit 10.20

***Text Omitted and Filed Separately with the Securities and Exchange Commission.

Confidential Treatment Requested under 17 C.F.R. Sections 200.80(b)(4) and 230.406

AMENDMENT NO. 1

TO THE

DEVELOPMENT AND LICENSE AGREEMENT

between

GW PHARMA LTD

and

OTSUKA PHARMACEUTICAL CO., LTD

and

GW PHARMACEUTICALS PLC

THIS AMENDMENT NO. 1 (“Amendment”) to that certain Development and License Agreement dated February 14, 2007 by and among the parties hereto (“Agreement”), is made and entered into as of November 1, 2008 (“Amendment Effective Date”), by and among GW Pharma Ltd a corporation organized and existing under the laws of England having offices at Porton Down Science Park, Salisbury, Wiltshire, SP4 OJQ, United Kingdom on behalf of itself and its Affiliates (collectively “GW Pharma”), GW Pharmaceuticals Plc, a company organized under the laws of England, having offices at Porton Down Science Park, Salisbury, Wiltshire, SP4 OJQ, United Kingdom and Otsuka Pharmaceutical Co., Ltd., a corporation organized and existing under the laws of Japan, having a principal place of business at 2-9, Kanda Tsukasamachi, Chiyoda-ku, Tokyo, 101-8535 Japan (“Otsuka”).

RECITALS

WHEREAS, Otsuka, GW Pharma and GW Phaimaceuticals Plc have previously entered into the Agreement;

WHEREAS, Otsuka, GW Pharma and GW Pharmaceuticals Plc now desire to amend and supplement certain terms and conditions of the Agreement as hereinafter specified;

WHEREAS, Otsuka, GW Pharma and GW Pharmaceuticals Plc desire that all other terms and conditions of the Agreement remain in full force and effect;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Otsuka, GW Pharma and GW Pharmaceuticals Plc agree as follows:

1.                                      Capitalized terms in this Amendment shall have the same meaning as those in the Agreement, unless specifically defined otherwise in this Amendment. All Article and Section references are in regard to the Agreement. References to the term “Agreement” in the Agreement shall be deemed to include this Amendment.

2.                                      Except as expressly modified herein, the Agreement shall remain in full force and effect in accordance with its terms. To the extent that there are any inconsistencies between this Amendment and the Agreement, the terms of this Amendment shall supersede the Agreement.

3.                                      The following defined terms shall be added to Article 1 of the Agreement:

“Allocable Research Overhead” shall mean an amount added to an item of cost to reflect a directly related overhead incurred by a Party or for its account in relation to such item of cost, including occupancy costs, heating, lighting and power costs, information system costs, payroll processing costs (in each case based on space occupied or headcount or other activity-based method consistently applied) and fairly allocated costs of calibrating and maintaining equipment, but excluding such things as general and administrative and legal expenses (other than research administration expenses) and costs that do not involve a cash outlay.

“FTE” shall mean a full time equivalent person year equal to at least two hundred and twenty seven (227) working days per year of work carried out by an employee of GW Pharma.

“FTE Costs” shall mean the cost of FTEs at the FTE Rate.

“FTE Rate” shall mean the internal cost of a single FTE of GW Pharma per year performing pursuant to the Development Plan. The FTE Rate for a GW Pharma employee fairly allocated to the Development Plan shall reflect to the extent relating to performance of a Development Plan (i) the fully burdened internal costs of such FTE including all employee-related compensation, including but not limited to, salaries, wages, bonuses, benefits, and any other employment costs, including subsistence costs, training, recruiting, relocation, professional dues and other costs together with (ii) related Allocable Research Overhead and (iii) the cost of general consumables used by such FTE, both (ii) and (iii) fairly allocated to such FTE.

4.                                      Section 4.2 of the Agreement shall be replaced in its entirety with the following:

4.2.                            Estimated Development Costs. The budget set forth in the First Indication Development Plan (the “Development Budget”) shall set out the Third Party costs AND FTE COSTS projected to be incurred by GW Pharma in the performance of its obligations under such Development Plan (including the cost to GW Pharma of relevant clinical trial insurance) other than the costs to GW Pharma of generating the CMC Data (“Development Costs”). The Development Budget shall estimate the Development Costs to be incurred by GW Pharma for each calendar quarter of each calendar year covered by such Development Budget. GW Pharma shall submit the first invoice in respect of GW Pharma’s estimated Development

Costs from the Closing Date until the end of the first full calendar quarter after the Closing Date to Otsuka as soon as practicable following the Closing Date and this first invoice shall be payable within ten (10) days of its submission.  Otsuka shall, upon receipt of GW Pharma’s     invoices (other than for this first period) at least 30 days in advance, pay to GW Pharma GW Pharma’s estimated Development Costs for such calendar quarter by the 1st day of such calendar quarter. GW Pharma shall submit to Otsuka via the JDC a progress report and to Otsuka itself copies of invoices paid by GW during such calendar quarter to Third Parties for the performance of Development Plan activities within ten (10) days of the end of each such calendar quarter or within forty-eight (48) hours of their receipt from the Third Party, if later. Each progress report shall, without limitation, set forth in respect of clinical studies managed or conducted by GW Pharma under the Development Plan, the number of screened subjects, the number of enrolled subjects, the number of withdrawn or discontinued subjects, the number of completed subjects and such other information as may be reasonably requested by Otsuka.  Pre-clinical studies conducted or managed by GW Pharma under the Development Plan and paid by Otsuka shall become a subject of the progress report due following the calendar quarter in which such pre-clinical study was completed. In respect of any such pre-clinical study, the progress report shall include the study report for such pre-clinical study and copies of all invoices paid by GW to Third Parties in respect of the performance of such pre-clinical study. The Parties shall discuss and agree any other information or data to be included in the format for the progress report.

In the event the JDC or JCC (as applicable under Section 3.7.) make any change to the First Indication Development Plan resulting in an increase or decrease in Development Costs, the JDC or JCC (as applicable) shall also make corresponding changes to the Development Budget for the First Indication and the payments to be made to GW Pharma pursuant to this Section 4.2 shall be increased or decreased accordingly to reflect the change in the Development Budget for the First Indication. If during the course to the First Indication Development Plan, either Party comes to believe that Development Costs for the First Indication are likely to exceed by ***% or more the estimated Development Costs, such Party shall notify the relevant JDC sub-committee at its next meeting, together with the reasons for the same. GW Pharma shall not incur amounts in excess of such *** per cent. (***%) without the consent of the JDC. Upon approval by the JDC, the Development Budget (and payments made to GW Pharma under this Section 4.2 shall be amended to reflect the decision of the JDC in respect of such increase or decrease to the Development Budget. Any clinical trial agreements performed by or on behalf of GW Pharma for which Otsuka is obligated to pay pursuant to this Agreement shall contain a provision requiring the return of funds advanced to any clinical site or clinical investigator in respect of services not actually performed. GW Pharma shall conduct each pre-clinical study and each clinical study for which it is responsible under this Agreement or a Development Plan or require each pre-clinical research

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organization or clinical research organization, as the case may be, engaged for such purposes to conduct each such pre-clinical study in accordance with GLP and each clinical study in accordance with GCP. Clinical trial insurance obtained by GW Pharma for the conduct of clinical trials under the First Indication Development Plan shall include Otsuka as an additional named insured.

5.                                      Section 4.3 of the Agreement shall be replaced in its entirety with the following:

4.3                                           Actual Development Costs.  In the event actual Development Costs paid by GW Pharma to Third Parties OR INCURRED BY GW PHARMA AS FTE COSTS in a calendar quarter exceed the estimated Development Costs paid by Otsuka to GW Pharma for such quarter (including any surplus Development Cost payment previously made by Otsuka to GW Pharma and carried over from a previous quarter) as documented in a progress report (including invoices) supporting the excess of actual over estimated Development Costs for such calendar quarter, Otsuka shall, within thirty (30) days of its receipt of an invoice for the excess difference from GW Pharma, pay GW Pharma an amount equal to the excess difference of actual over estimated Development Costs.

In the event actual Development Costs paid by GW Pharma to Third Parties OR INCURRED BY GW PHARMA AS FTE COSTS in a calendar quarter fall below the estimated Development Costs paid by Otsuka to GW Pharma for such quarter (including any surplus Development Cost payment previously made by Otsuka to GW Pharma and carried over from a previous quarter) as documented in a progress report

(including invoices) supporting such overpayment by Otsuka of Development Costs for such calendar quarter, GW Pharma shall reduce the next estimated Development Cost payment invoiced to Otsuka hereunder by the entire amount of Otsuka’s overpayment.  If Otsuka’s overpayment exceeds the next estimated Development Cost payment, GW Pharma shall subtract the full amount of any such remaining overpayment from successive invoices to Otsuka for Development Costs. If, at the completion of the Development Plan, any overpayment by Otsuka of estimated over actual Development Costs remains, GW Pharma shall promptly return such overpayment to Otsuka.

6.                                      The JDC decided at its October 29, 2008 meeting that GW Pharma will be responsible for the conduct of *** in accordance with the First Indication Development Plan and the Agreement (the “Study”). In connection with GW Pharma’s conduct of the Study, the Parties have further agreed as follows in respect of enrollment targets and milestone payments due under Section 4.12 of the Agreement:

(a)                                 In the event GW Pharma has enrolled *** or more subjects into the Study in Study Countries by ***, then there will be no change to milestone payments Otsuka shall pay to GW Pharma under Section 4.12 of the Agreement.

(b)                                 If by *** enrollment into the Study in Study Countries is in a range between *** subjects or fewer, the next milestone payment due and payable by

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Otsuka to GW Pharma under Section 4.12 shall be reduced by the amount indicated in the following table:

Total Study Enrollment is:	Amount of Milestone Reduction:

*** or fewer subjects	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

(c)           In the event the Study is completed or terminated by decision of the JDC with an effective date on or prior to ***, then the enrollment target for the Study will be *** enrolled subjects. In the event that upon *** fewer than *** subjects have been enrolled, then the provisions of Sections 6 (b), (d), (e), (0, (g) and (h) of this Amendment shall not apply and the next milestone payment due and payable by

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Otsuka to GW Pharma under Section 4.12 of the Agreement shall be reduced by the amount indicated in the following table:

Total Study Enrollment is:	Amount of Milestone Reduction:

*** or more subjects	***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

(d)           In the event the Study is completed or terminated by decision of the JDC with an effective date between *** and *** (inclusive), then the enrollment target for the Study will be *** enrolled subjects. In the event that upon *** fewer than *** subjects have been enrolled, then the provisions of Sections 6 (b), (c), (e), (f), (g) and (h) of this Amendment shall not apply and the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Agreement shall be reduced by the amount indicated in the following table:

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Total Study Enrollment is:	Amount of Milestone Reduction:

*** or more subjects	***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

(e)           In the event the Study is completed or terminated by decision of the JDC with an effective date between *** and *** (inclusive), then the enrollment target for the Study will be *** enrolled subjects. In the event that upon *** fewer than *** subjects have been enrolled, then the provisions of sections 6 (b), (c), (d), (f), (g) and (h) of this Amendment shall not apply and the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Agreement shall be reduced by the amount indicated in the following table:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Total Study Enrollment is:	Amount of Milestone Reduction:

*** or more subjects	***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

(f)            In the event the Study is completed or terminated by decision of the JDC with an effective date between *** and *** (inclusive), then the enrollment target for the Study will be *** enrolled subjects.  In the event that upon *** fewer than *** subjects have been enrolled, then the provisions of Sections 6 (b), (c), (d), (e), (g) and (h) of this Amendment shall not apply and the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Agreement shall be reduced by the amount indicated in the following table:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Total Study Enrollment is:	Amount of Milestone Reduction:

*** or more subjects	***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

less than *** subjects (inclusive)	US $***

(g)           In the event the Study is completed or terminated by decision of the JDC with an effective date between *** and *** (inclusive), then the enrollment target for the Study will be *** enrolled subjects. In the event that upon *** fewer than *** subjects have been enrolled, then the provisions of Sections 6 (b), (c), (d), (e), (f) and (h) of this Amendment shall not apply and the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Agreement shall be reduced by the amount indicated in the following table:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Total Study Enrollment is:	Amount of Milestone Reduction:

*** or more subjects	***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

less than *** subjects (inclusive)	US $***

(h)           In the event the Study is completed or terminated by decision of the JDC with an effective date between *** and *** (inclusive), then the enrollment target for the Study will be *** enrolled subjects. In the event that upon ***fewer than *** subjects have been enrolled, then the provisions of Sections 6 (b), (c), (d), (e), (f) and (g) of this Amendment shall not apply and the next milestone payment due and payable by Otsuka to GW Pharma under Section 4.12 of the Agreement shall be reduced by the amount indicated in the following table:

***         Portions of this page have been omitted pursuant to a request for Confidential Treatment and filed separately with the Commission.

Total Study Enrollment is:	Amount of Milestone Reduction:

*** or more subjects	***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

between *** and *** subjects (inclusive)	US $***

less than *** subjects (inclusive)	US $***

(i)            In any of the events described in Sections 6 (b) through (h) of this Amendment, Otsuka is entitled to receive the full milestone reduction indicated. To this end, in the event any milestone payment required to be made by Otsuka to GW Pharma under Section 4.12 is for any reason insufficient to give Otsuka the full reduction to which it is entitled, successive milestone payments may be reduced by an amount(s) necessary to enable Otsuka to receive the full benefit of the reduction to which it is entitled.

7.             As of the Amendment Effective Date each Party hereby represents and warrants to, and covenants with, the other Party that it (i) has the power and authority and the legal right to enter into this Amendment and to perform its obligations hereunder and (ii) has

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taken all necessary action on its part to authorize the execution and delivery of this Amendment and the performance of its obligations hereunder. This Amendment has been duly executed and delivered on behalf of such Party and constitutes a legal, valid, binding obligation, enforceable against such Party in accordance with its terms.

8.             This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its choice of law provisions.

9.             This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, Otsuka and GW Pharma have executed and delivered this Amendment as of the Amendment Effective Date set forth above.

For GW Pharma Ltd	For Otsuka Pharmaceutical Co., Ltd.

/s/ David F Kirk	/s/ Kazumichi Kobayashi

Name: David F Kirk	Name: Kazumichi Kobayashi

Title: Finance Director	Title: Senior Operating Officer

GW Pharmaceuticals Plc

/s/ Justin Gover

Name: Justin D Gover

Title: Managing Director